UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 27, 2021

First Horizon Corporation

(Exact Name of Registrant as Specified in Charter)

TN	001-15185	62-0803242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

165 Madison Avenue	Memphis	Tennessee	38103
(Address of Principal Executive Office)			(Zip Code)

(901) 523-4444

Registrant’s telephone number, including area code

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series B	FHN PR B	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series C	FHN PR C	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series D	FHN PR D	New York Stock Exchange LLC
Depositary Shares, each representing a 1/4,000th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series E	FHN PR E	New York Stock Exchange LLC
Depositary Shares, each representing a 1/4,000th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series F	FHN PR F	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment & Restatement of Charter

On July 27, 2021, the Board of Directors of First Horizon Corporation (“First Horizon”) approved a restatement of First Horizon’s Restated Charter, incorporating into a single charter document previous amendments changing the corporate name and designating a new series of preferred stock (Non-Cumulative Perpetual Preferred Stock, Series F).

The Board also approved removing from the charter those provisions designating First Horizon’s Non-Cumulative Perpetual Preferred Stock, Series A (“Series A Preferred Stock”), consisting of 1,000 shares issued in January 2013. Effective July 10, 2021, First Horizon redeemed its Series A Preferred Stock in full. At redemption, all shares of Series A Preferred Stock were cancelled and reverted to authorized but unissued shares of preferred stock undesignated as to series.

First Horizon filed the amended and restated charter document with the Tennessee Secretary of State’s office on July 27, 2021, effective upon filing. First Horizon’s Amended and Restated Charter is filed as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

Exhibit #	Description
3.1	Amended and Restated Charter of First Horizon Corporation
104	Cover Page Interactive Data File, formatted in Inline XBRL

*  *  *  *  *

FIRST HORIZON CORPORATION	2	FORM 8-K CURRENT REPORT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon Corporation
(Registrant)

Date: July 30, 2021	By: /s/ Clyde A. Billings, Jr.
Clyde A. Billings, Jr.
Senior Vice President, Assistant
General Counsel, and Corporate Secretary

FIRST HORIZON CORPORATION	3	FORM 8-K CURRENT REPORT